Pacer Nasdaq 100 Top 50 Cash Cows Growth Leaders ETF
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 100.0%	Shares	Value
Communication Services - 14.6%
Electronic Arts, Inc.	403	$49,533
Meta Platforms, Inc. - Class A	149	102,688
Netflix, Inc. (a)	124	121,118
Trade Desk, Inc. - Class A (a)(b)	904	107,287
		380,626

Consumer Discretionary - 11.6%
Airbnb, Inc. - Class A (a)	141	18,495
Booking Holdings, Inc.	19	90,014
DoorDash, Inc. - Class A (a)	419	79,120
Lululemon Athletica, Inc. (a)	57	23,609
MercadoLibre, Inc. (a)	48	92,265
		303,503

Consumer Staples - 1.0%
Monster Beverage Corp. (a)	541	26,352

Energy - 0.7%
Diamondback Energy, Inc.	117	19,230

Health Care - 7.8%
Amgen, Inc.	180	51,376
Biogen, Inc. (a)	102	14,681
Gilead Sciences, Inc.	1,026	99,727
IDEXX Laboratories, Inc. (a)	44	18,570
Regeneron Pharmaceuticals, Inc. (a)	29	19,516
		203,870

Industrials - 14.4%
Automatic Data Processing, Inc.	216	65,450
Cintas Corp.	349	69,999
Copart, Inc. (a)	486	28,154
CSX Corp.	933	30,668
Old Dominion Freight Line, Inc.	231	42,876
Paychex, Inc.	417	61,578
Verisk Analytics, Inc.	267	76,747
		375,472

Information Technology - 49.9%(c)
Adobe, Inc. (a)	70	30,622
Analog Devices, Inc.	210	44,497
ANSYS, Inc. (a)	88	30,844
Apple, Inc.	384	90,624
Applied Materials, Inc.	124	22,363
Atlassian Corp. - Class A (a)(b)	196	60,129
Autodesk, Inc. (a)	303	94,336
Broadcom, Inc.	484	107,095
Cadence Design System, Inc. (a)	106	31,548
Cisco Systems, Inc.	1,023	61,994
Crowdstrike Holdings, Inc. - Class A (a)	104	41,399
Datadog, Inc. - Class A (a)	241	34,393
Fortinet, Inc. (a)	901	90,893
GlobalFoundries, Inc. (a)	424	17,583
Intuit, Inc.	44	26,466
KLA Corp.	40	29,530
Lam Research Corp.	247	20,019
Marvell Technology, Inc. (b)	774	87,354
Microchip Technology, Inc.	230	12,489
Microsoft Corp.	86	35,695
NVIDIA Corp.	909	109,143
NXP Semiconductors NV	96	20,021
Palo Alto Networks, Inc. (a)	385	71,002
QUALCOMM, Inc.	169	29,225
Roper Technologies, Inc.	68	39,144
Workday, Inc. - Class A (a)	107	28,040
Zscaler, Inc. (a)	195	39,505
		1,305,953
TOTAL COMMON STOCKS (Cost $2,439,608)		2,615,006

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 9.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC - 4.49% (d)	238,509	238,509
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $238,509)		238,509

TOTAL INVESTMENTS - 109.1% (Cost $2,678,117)		2,853,515
Liabilities in Excess of Other Assets - (9.1)%		(238,077)
TOTAL NET ASSETS - 100.0%		$2,615,438
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $241,841 which represented 9.2% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Pacer Nasdaq 100 Top 50 Cash Cows Growth Leaders ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,615,006	$–	$–	$2,615,006
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	238,509
Total Investments	$2,615,006	$–	$–	$2,853,515

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $238,509 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.